UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015 (March 24, 2015)

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 24, 2015, Limoneira Company (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) at the Museum of Ventura County Agriculture Museum, 926 Railroad Avenue, Santa Paula, California 93060. A total of 14,082,247 shares of the Company’s common stock (“Common Stock”), 30,000 shares of its Series B 8.75% Convertible Preferred Stock, $100.00 Par Value, each of which gets 10 votes for a total of 300,000 (“Series B Preferred Stock”) and 9,300 shares of its Series B-2 4% Convertible Preferred Stock, $100 Par Value, each of which gets one vote (“Series B-2 Preferred Stock”), were issued and outstanding and entitled to vote as of February 13, 2015, the record date for the Annual Meeting. There were 10,781,488 shares of Common Stock, 23,916 shares (or 239,160 votes) of Series B Preferred Stock and 9,300 shares of Series B-2 Preferred Sock present in person or by proxy at the Annual Meeting, representing approximately 76% of the total shares of capital stock outstanding, which constituted a quorum. The stockholders were asked to vote on three (3) proposals, with Common Stock, Series B Preferred Stock and Series B-2 Preferred Stock voting together as a single class. Set forth below are the matters acted upon by the stockholders and the final voting results of each such proposal.

Proposal 1: Election of Directors

The following votes were cast with respect to the election of the following nominees as Directors of the Company to hold office for a three-year term, ending at the 2018 Annual Meeting:

	Shares Voted

	For	Withheld	Non-Votes

Harold S. Edwards	7,677,663	148,479	3,203,806

John W.H. Merriman	7,567,920	258,222	3,203,806

Ronald Michaelis	7,403,416	422,726	3,203,806

Based on the votes set forth above, each of the nominees set forth above were duly elected to serve as Directors of the Company for a three-year term, ending at the 2018 Annual Meeting.

Proposal 2: Ratification of Selection of Independent Auditor

The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending October 31, 2015 received the following votes:

Shares Voted

For	Against	Abstain

10,899,336	114,689	15,923

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent auditor for the Company to serve for the fiscal year ending October 31, 2015 was duly ratified by the stockholders.

Proposal 3: Advisory Vote on Executive Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, was approved on a non-binding, advisory basis by the stockholders by the votes set forth in the table below.

Shares Voted

For	Against	Abstain	Non-Votes

7,489,238	238,621	98,283	3,203,806

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2015	LIMONEIRA COMPANY

	By:	/s/ Joseph D. Rumley
Joseph D. Rumley Chief Financial Officer, Treasurer and Corporate Secretary